UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: May 1, 2015 – July 31, 2015

Item 1. Schedule of Investments.

REAVES UTILITY INCOME FUND
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 125.62%
Diversified Telecommunication Services 19.10%
AT&T, Inc.(1)(2)	1,053,900	$36,612,486
BCE, Inc.(1)(2)	930,000	38,260,200
BT Group PLC	1,400,000	10,154,322
BT Group PLC - Sponsored ADR	70,000	5,058,200
CenturyLink, Inc.	175,000	5,005,000
Cogent Communications Holdings, Inc.	90,000	2,861,100
Level 3 Communications, Inc.*	270,000	13,635,000
TDC A/S	100,000	754,248
TELUS Corp., Canadian Shares	300,000	10,242,000
Verizon Communications, Inc.(1)	1,056,150	49,417,258
		171,999,814

Electric Utilities 29.44%
Duke Energy Corp.(1)	574,999	42,676,426
Edison International	170,000	10,201,700
Entergy Corp.	130,000	9,232,600
Eversource Energy(1)(2)	535,000	26,600,200
ITC Holdings Corp.(1)	1,515,000	51,176,700
NextEra Energy Partners LP	70,000	2,497,600
NextEra Energy, Inc.(1)(2)	595,000	62,594,000
Pinnacle West Capital Corp.(1)	139,940	8,635,697
PPL Corp. (1)(2)	880,000	27,992,800
SSE PLC	50,000	1,182,951
The Southern Co.	500,000	22,365,000
		265,155,674

Food Products 2.65%
The Kraft Heinz Co.(1)	300,000	23,841,000

Gas Utilities 2.08%
National Fuel Gas Co.	55,000	2,973,850
ONE Gas, Inc.(1)	290,000	13,058,700
South Jersey Industries, Inc.	110,000	2,666,400
		18,698,950

Independent Power and Renewable Electricity Producers 0.86%
NRG Yield, Inc., Class A	47,500	936,225
NRG Yield, Inc., Class C	47,500	916,275
Pattern Energy Group, Inc.	100,000	2,443,000
Talen Energy Corp.*(1)	216,400	3,403,972
		7,699,472

	SHARES	VALUE
Media 11.95%
Charter Communications, Inc., Class A*(1)(2)(3)	205,000	$38,101,300
Comcast Corp., Class A	268,000	16,725,880
Liberty Global PLC, Class A*	100,000	5,246,000
Time Warner Cable, Inc.	250,000	47,502,500
		107,575,680

Multi-Utilities 30.92%
Ameren Corp.	70,000	2,875,600
CMS Energy Corp.	120,000	4,111,200
Dominion Resources, Inc.(1)(2)	560,000	40,152,000
DTE Energy Co.(1)(2)	730,000	58,735,800
Infraestructura Energetica Nova SAB de CV	575,000	2,797,828
National Grid PLC	350,000	4,662,855
National Grid PLC - Sponsored ADR(1)(2)	425,000	28,313,500
NiSource, Inc.(1)	730,000	12,745,800
PG&E Corp.	50,000	2,625,500
SCANA Corp.(1)	860,000	47,128,000
Sempra Energy(1)(2)	400,000	40,712,000
WEC Energy Group(1)	686,320	33,629,680
		278,489,763

Oil, Gas & Consumable Fuels 8.37%
Columbia Pipeline Group, Inc.(1)	780,000	22,760,400
Kinder Morgan, Inc.	170,000	5,888,800
Royal Dutch Shell PLC, Class A - ADR	165,000	9,484,200
The Williams Cos., Inc.(1)	710,000	37,260,800
		75,394,200

Real Estate Investment Trusts (REITS) 4.53%
American Tower Corp.	260,000	24,728,600
Annaly Capital Management, Inc.	1,000,000	9,950,000
Crown Castle International Corp.(1)	75,000	6,143,250
		40,821,850

Road & Rail 6.23%
Canadian Pacific Railway, Ltd.	33,500	5,388,475
Union Pacific Corp.(1)(2)	520,000	50,746,800
		56,135,275

Water Utilities 5.61%
American Water Works Co., Inc.(1)	880,000	45,680,800
Aqua America, Inc.	190,000	4,833,600
		50,514,400

	SHARES	VALUE
Wireless Telecommunication Services 3.88%
T-Mobile US, Inc.*(1)(2)	530,000	$21,549,800
Vodafone Group PLC	400,909	1,514,174
Vodafone Group PLC - Sponsored ADR	314,411	11,878,448
		34,942,422

TOTAL COMMON STOCKS
(Cost $852,131,740)		1,131,268,500

PREFERRED STOCKS 0.27%
Electric Utilities 0.16%
Entergy Louisiana Holdings LLC, 6.950%	7,900	799,381
Entergy Mississippi, Inc., 6.250%	10,000	250,625
Entergy New Orleans, Inc., 4.360%	4,500	418,500
		1,468,506

Multi-Utilities 0.11%
Ameren Illinois Co., 4.250%	10,300	963,050

TOTAL PREFERRED STOCKS
(Cost $1,945,252)		2,431,556

LIMITED PARTNERSHIPS 5.12%
Bastion Energy LLC (Anglo Dutch)(4)(5)	1,000	7,000,000
Enbridge Energy Partners LP	150,000	4,714,500
Enterprise Products Partners LP	950,000	26,913,500
MarkWest Energy Partners LP	60,000	3,926,400
Talara Opportunities II, LP*(4)(5)(6)	42,054	3,574,621

TOTAL LIMITED PARTNERSHIPS
(Cost $35,062,939)		46,129,021

	BOND RATING	PRINCIPAL
	MOODY/S&P	AMOUNT	VALUE
CORPORATE BONDS 0.10%
Diversified Telecommunication Services 0.10%
Frontier Communications Corp., 7.125%, 01/15/2023	Ba3/BB-	$1,000,000	907,500

TOTAL CORPORATE BONDS
(Cost $1,042,140)			907,500

		SHARES	VALUE
MUTUAL FUNDS 0.43%
Loomis Sayles Institutional High Income Fund		548,386	3,904,508

TOTAL MUTUAL FUNDS
(Cost $4,000,000)			3,904,508

	SHARES	VALUE
MONEY MARKET FUNDS 0.65%
Federated Treasury Obligations Money Market Fund, 0.010% (7-Day Yield)	5,814,786	$5,814,786

TOTAL MONEY MARKET FUNDS
(Cost $5,814,786)		5,814,786

TOTAL INVESTMENTS - 132.19%
(Cost $899,996,857)		$1,190,455,871

LEVERAGE FACILITY - (32.20%)		(290,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.01%		96,744

NET ASSETS - 100.00%		$900,552,615

*	Non Income Producing Security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of July 31, 2015. (See Note 3)
(2)	Loaned security; a portion or all of the security is on loan at July 31, 2015. (See Note 3)
(3)	This security is marked to cover the unfunded commitment.
(4)	Restricted security. Investment represents a non-public partnership interest and is not unitized.
(5)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1)
(6)	Excludes an unfunded commitment of $794,563 representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. The unfunded commitment is fair valued by management.

Common Abbreviations:
A/S - Aktieselskab (Danish: Joint Stock Company)
ADR - American Depositary Receipt.
Co. - Company.
Corp. - Corporation.
Cos. - Companies.
Inc. - Incorporated.
LLC - Limited Liability Company.
LP - Limited Partnership.
Ltd. - Limited.
PLC - Public Limited Company.
SAB de CV - A variable rate company.

See Notes to Quarterly Statement of Investments.

Notes to Quarterly Statement of Investments
JULY 31, 2015(UNAUDITED)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund was previously registered as a non-diversified investment company for purpose of the 1940 Act.  As a result of ongoing operations, the Fund became a diversified investment company.  The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval.  The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.  The Fund’s common shares are listed on the NYSE MKT (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its Statement of Investments. The preparation of the Statement of Investments is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally, 4:00 p.m. New York time).

For equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.  In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and asked price will be used.  The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments.  Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.  If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.  Investments in non-exchange traded funds are fair valued at their respective net asset values. Securities for which market quotations or valuations are not available are valued at fair value in good faith by or at the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period.  When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.  These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of July 31, 2015:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,131,268,500	$–	$–	$1,131,268,500
Preferred Stocks	–	2,431,556	–	2,431,556
Limited Partnerships	35,554,400	7,000,000	3,574,621	46,129,021
Corporate Bonds	–	907,500	–	907,500
Mutual Funds	3,904,508	–	–	3,904,508
Money Market Funds	5,814,786	–	–	5,814,786
Total	$1,176,542,194	$10,339,056	$3,574,621	$1,190,455,871

*	See Statement of Investments for industry classification.

As of July 31, 2015, the Fund applied the cost approach to value its Level 3 securities, with a 15% liquidity discount.  The fair valuation procedures used to value the Level 3 investment are in accordance with the Fund’s Board approved fair valuation policies.

During the nine months ended July 31, 2015, there were no transfers between Level 1 and 2 securities.  The Fund evaluates transfers into or out of Level 1, Level 2 and 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities at Value*	Balance as of 10/31/2014	Return of capital	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Transfer in and/or (out) of Level 3	Balance as of 7/31/2015	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 7/31/2015
Limited Partnerships	$2,990,536	$-	$-	$(103,074)	$687,159	$-	$3,574,621	$(103,074)
Total	$2,990,536	$-	$-	$(103,074)	$687,159	$-	$3,574,621	$(103,074)

*	See Statement of Investments for industry classifications.

Foreign Securities: The Fund may directly purchase securities of foreign issuers.  Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers.  The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.  Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars.  Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates.  Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. New York time).  The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. As of and during the nine months ended July 31, 2015, the Fund had no outstanding forward foreign currency contracts.

Investment Transactions: Investment security transactions are accounted for as of trade date.  Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.  Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.  Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. UNREALIZED APPRECIATION / (DEPRECIATION)

As of July 31, 2015, net unrealized appreciation/(depreciation) of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$317,455,250
Gross depreciation (excess of tax cost over value)	(10,386,832)
Net unrealized appreciation	307,068,418
Cost of investments for income tax purposes	$883,387,453

3. BORROWINGS

In December 2010, as approved by the Board of Trustees, all Auction Market Preferred Shares (“Preferred Shares”) were redeemed at their liquidation value plus accrued dividends. Concurrently, the Fund entered into a financing package in December 2010 that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $240,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Under the terms of the Agreement, BNP is permitted, with 180 days advance notice (the “Notice Period”), to reduce or call the entire Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed (the “Variable Commitment”) and 1.00% on any undrawn balance. The Agreement contained an initial renewal date of May 2, 2012, 540 days after the closing date of the Agreement. On May 2, 2012, the Fund renewed the Agreement and paid a renewal fee, amortized over a 6 month period, of 0.25% on the Initial Maximum Commitment.

 The Agreement was amended on September 14, 2012 (the “Amendment”) to (i) increase the Initial Maximum Commitment to $290,000,000 (the “Current Maximum Commitment”), (ii) expand the Notice Period to 270 days and (iii) waive the arrangement fee on the increased borrowing made available under the Current Maximum Commitment.

The Agreement was again amended on October 25, 2013 to allow for fixed rate borrowing along with the Variable Commitment; $72,500,000 of the Current Maximum Commitment is at a rate of 1.7512% for three years (the “Fixed Commitment”). The Fund paid a 0.20% arrangement fee on the Fixed Commitment. The terms on the remaining balance of $217,500,000 remain unchanged. The fund paid a renewal fee of 0.25% on the Variable Commitment on October 25, 2013, and again on April 16, 2015.

For the nine months ended July 31, 2015, the average amount borrowed under the Agreement for the Fixed Commitment was $72,500,000 and $217,500,000 for the Variable Commitment.  The average interest rate on the Variable Commitment was 1.28%. The interest rate applicable to the Variable Commitment on July 31, 2015 was 1.29%. As of July 31, 2015, the amount of outstanding borrowings was $290,000,000 and the amount of pledged collateral was $628,454,829.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of July 31, 2015, the value of securities on loan was $273,180,676.

The Board of Trustees has approved the Agreement, as amended, and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the nine months ended July 31, 2015.

4. RESTRICTED SECURITIES

As of July 31, 2015, investments in securities included issues that are considered restricted.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

				Market Value
			Market	as Percentage
Description	Acquisition Date	Cost	Value	of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$7,000,000	$7,000,000	0.78%
Talara Opportunities II, LP	8/30/2013 – 7/24/2015	4,205,437	3,574,621	0.40%
TOTAL		$11,205,437	$10,574,621	1.18%

Item 2. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the 1940 Act, are attached as Exhibit 99.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (principal executive officer)

Date:	September 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (principal executive officer)

Date:	September 23, 2015

By:	/s/ Jill A. Kerschen
Jill A. Kerschen
Treasurer (principal financial officer)

Date:	September 23, 2015